Income Taxes	12 Months Ended
Jul. 31, 2011
Income Taxes
Income Tax [Text Block]

5.

INCOME TAXES

The Company has incurred operating losses of $ 227,662, which, if unutilized, will begin to expire in 2031. Future tax benefits, which may arise as a result of these losses, have not been recognized in these financial statements, and have been off set by a valuation allowance.

Details of future income tax assets are as follows:

Future income tax assets:	2011
Net operating loss (from inception (Dec 11, 2006 to July 31, 2011)	$232,662
Statutory tax rate (combined federal and state)	33%
Non-capital tax loss	76,778
Valuation allowance	(76,778)
$-

The potential future tax benefits of these losses have not been recognized in these financial statements due to uncertainty of their realization. When the future utilization of some portion of the carryforwards is determined not to be “more likely than not,” a valuation allowance is provided to reduce the recorded tax benefits from such assets.